UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA	33445

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 22, 2011, PositiveID Corporation, a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) by and among the Company, National Credit Report.com, LLC, a Florida limited liability company and wholly-owned subsidiary of the Company (“NCRC”), and CoreLogic Credco, LLC, a Delaware limited liability company (“Buyer”), pursuant to which Buyer purchased substantially all of the assets of NCRC (the “Disposition”) for  a purchase price of $750,0000 payable in cash.  The Buyer retained $75,000 from the purchase price pending the final determination of indemnification obligations for a period of eighteen months from closing of the Disposition.

A copy of the Agreement is attached hereto as Exhibit 2.1.  The description of certain terms of the Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Agreement.  The Company announced the completion of the Disposition in a press release of the Company, dated July 25, 2011, a copy of which is attached as Exhibit 99.1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 22, 2011, the Company completed the Disposition of substantially all of the assets of the Company’s wholly-owned subsidiary, NCRC.  The information disclosed under Item 1.01 is incorporated into this Item 2.01 in its entirety.

Item 7.01.  Regulation FD Disclosure.

On July 25, 2011, the Company issued a press release announcing the closing of the Disposition. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(b) Pro forma financial information

As a smaller reporting company, we are not required to include pro forma financial information for the Disposition in this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated July 22, 2011, among PositiveID Corporation, National Credit Report.com, LLC and CoreLogic Credco, LLC.

99.1	Press Release, dated July 25, 2011, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: July 25, 2011

/s/ William J. Caragol

William J. Caragol
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated July 22, 2011, among PositiveID Corporation, National Credit Report.com, LLC and CoreLogic Credco, LLC.

99.1	Press Release, dated July 25, 2011, issued by the Company.

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